Compensation Options	12 Months Ended
Jan. 31, 2021
14. Compensation Options
The following table summarizes the continuity of Compensation Options:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (years)

Outstanding, January 31, 2020, 2019 and 2018	–	–	–
Granted (Note 12(e))	471,178	0.50	3.00

Outstanding, January 31, 2021	471,178	0.50	2.83

The fair value of Compensation Options of $0.31 per option was estimated using the Black-Scholes option pricing model and the following assumptions:

•	Date of grant: December 2, 2020
•	Risk free interest rate: 0.34%
•	Volatility: 94%
•	Market price of common shares on grant date: $0.50
•	Expected dividends: Nil%
•	Expected life: Three (3) years
•	Exercise price: $0.50

Fair value of $138,175 was recorded as transaction cost of the Special Warrants (Note 12(e)) and offset against equity within the consolidated statements of financial position.